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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report of Independent Auditors dated January 20, 1999 which appears in Mercantile Bank Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1998.

                                               /s/ Crowe, Chizek and Company LLP

Grand Rapids, Michigan
March 30, 1999